SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant                                [X]
Filed by a Party other than the Registrant             [ ]
Check PreliminaryiProxyoStatement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                SPARX FUNDS TRUST

     ______________________________________________________________________
                  (Name of Registrant as Specified in Charter)

     ______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: _______
    (2) Aggregate number of securities to which transaction applies:__________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_____________
    (4) Proposed maximum aggregate value of transaction:__________________
    (5) Total fee paid: _______________________________________________

[ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previously paid:____________________________
    (2) Form, schedule or registration statement no.:____________
    (3) Filing party:______________________________________
    (4) Date filed: _______________________________________

                                SPARX JAPAN FUND
                               360 Madison Avenue
                            New York, New York 10017

                                                                 March 22, 2005

Dear Shareholder:

    You are cordially invited to attend a Special Meeting of Shareholders of SPARX Japan Fund (the "Fund"), a series of SPARX Funds Trust, to be held at 360 Madison Avenue, 22nd Floor, New York, New York 10017, on Tuesday, April 12, 2005, at 9:00 a.m. In addition to voting on the proposal described in the Notice of Special Meeting of Shareholders, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

    We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.


                                             Sincerely,

                                             Eugene L. Podsiadlo
                                             President

                                SPARX JAPAN FUND
                               360 Madison Avenue
                            New York, New York 10017

            --------------------------------------------------------
                    Notice of Special Meeting of Shareholders
                          To be Held on April 12, 2005
            --------------------------------------------------------

    A Special Meeting of Shareholders (the "Special Meeting") of SPARX Japan Fund (the "Fund"), a series of SPARX Funds Trust (the "Trust"), a Massachusetts business trust, will be held at 360 Madison Avenue, 22nd Floor, New York, New York 10017, on Tuesday, April 12, 2005, at 9:00 a.m., for the following purposes:

    1. To elect the four nominees presented in the Proposal to serve as Trustees of the Trust for indefinite terms, each until a successor is duly elected and qualified.

    2. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

    The close of business on March 21, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.

    Your vote is important regardless of the size of your holdings in the Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Special Meeting, you may revoke your proxy.



                                             By Order of the Board of Trustees

                                             Erik C. Kleinbeck
                                             Secretary


March 22, 2005
New York, New York

                                SPARX JAPAN FUND
                               360 Madison Avenue
                            New York, New York 10017

            --------------------------------------------------------
                                 Proxy Statement
                         Special Meeting of Shareholders
                                 April 12, 2005
            --------------------------------------------------------


                                  INTRODUCTION

    This Proxy Statement is furnished to shareholders of SPARX Japan Fund (the "Fund"), a series of SPARX Funds Trust (the "Trust"), a Massachusetts business trust, in connection with the solicitation of proxies on behalf of the Board of Trustees of the Trust, for use at the Trust's Special Meeting of Shareholders (the "Special Meeting") to be held at 360 Madison Avenue, 22nd Floor, New York, New York 10017, on Tuesday, April 12, 2005, at 9:00 a..m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting dated March 22, 2005. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

    This Proxy Statement and the accompanying Notice of Special Meeting and form of proxy were sent to shareholders on or about March 24, 2005. The Board of Trustees has fixed the close of business on March 21, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, the Fund had 210,049 Investor shares issued and outstanding and 751,298 Institutional shares issued and outstanding. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. The Fund is currently the only series of the Trust, and the Fund's shares are the only outstanding shares of the Trust. Institutional shares and Investor shares will vote together as a single class for the election of Directors.

    If the accompanying form of proxy is properly executed and returned in time to be voted at the Special Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposal and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Special Meeting or any adjournment thereof. The Board of Trustees does not know of any matters to be considered at the Special Meeting other than the election of Trustees described in the Notice of Special Meeting and this Proxy Statement. A shareholder may revoke his or her proxy by appearing at the Special Meeting and voting in person, or by giving written notice of such revocation to the Secretary of the Trust or by returning a later-dated proxy before the Special Meeting.

    The presence in person or by proxy of shareholders of the Trust entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum ("Quorum"). If a Quorum is not present at the Special Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of votes for which authority was withheld, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Special Meeting in person or by proxy.

    Shares represented by properly executed proxies with respect to which a vote is withheld or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote "for" the proposal.

    In addition to soliciting proxies by mail, the officers of the Trust or employees of the Fund's investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.


                Investment Adviser, Distributor and Administrator

    SPARX Investment & Research, USA, Inc. ("SPARX"), with its principal office located at 360 Madison Avenue, New York, New York 10017, serves as the investment adviser to the Fund. UMB Distribution Services, LLC serves as distributor of the Fund's shares, and UMB Fund Services, Inc. serves as the Fund's administrator, each with its principal office located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233.

            --------------------------------------------------------
                                    Proposal

                              Election of Trustees
           --------------------------------------------------------

    The Board of Trustees is composed of a single class of Trustees, who each serve for an indefinite term and until a successor is duly elected and qualified. All shareholders will vote for all the nominees for Trustee.

    Shareholders are being asked to elect Ms. Alice Kane, Mr. Robert M. Straniere, Mr. Jack R. Thompson and Mr. Takashi Tsuchiya as Trustees of the Trust. If elected, Ms. Kane and Messrs. Straniere, Thompson and Tsuchiya will each serve for an indefinite term and until a successor is duly elected and qualified.

    Two of the nominees for Trustee, Messrs. Thompson and Tsuchiya, are currently serving as Trustees of the Trust. Each nominee has agreed to serve as a Trustee if elected. If any of these nominees is not available for election at the time of the Special Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Trustees may recommend. Each of the nominees were first nominated by the Nominating Committee of the Trust's Board of Trustees, consisting of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"). Mr. Roger Reinlieb is currently a Trustee of the Trust, but his term will end upon the election and qualification of Ms. Kane and/or Mr. Straniere. The Board of Trustees of the Trust, including all of the Independent Trustees, unanimously proposed all of the nominees for election at this Special Meeting.

Information about Nominees for Trustee

    Set forth below is the name and certain biographical and other information for the nominees for Trustee as reported to the Trust by each nominee:

Name (Age)
Position with the Trust     Principal Occupation(s)                   Other
Address (Since)(1)          During Past 5 Years                       Directorships Held(2)
-------------------------------------------------------------------------------------------
Independent Trustees

Alice Kane (57)             Chair and Chief Executive Officer,        Guess?, Inc.
                            Q-Cubed Advisors since September          (clothing
                            2004. From October 2002 to April          manufacturer)
                            2004, Chair and Founder, Blaylock
                            Asset Management, and investment
                            banker, Blaylock Partners. From June
                            1998 to November 2000, Executive
                            Vice President, American General Asset
                            Management, and President, American
                            General Fund Group.

Name (Age)
Position with the Trust     Principal Occupation(s)                   Other
Address (Since)(1)          During Past 5 Years                       Directorships Held(2)
---------------------------------------------------------------------------------------------
Robert Straniere (64)       Counsel, Fischer and Fischer Law Firm      Reich & Tang Fund
                            since 1995. Owner, The Straniere Law       Group (an investment
                            Firm since 1989. From 1981 to 2004,        company complex
                            Member, New York State Assembly.           comprised of 16
                                                                       investment
                                                                       portfolios); Weiss,
                                                                       Peck & Greer Fund
                                                                       Group (an investment
                                                                       company complex
                                                                       comprised of four
                                                                       investment portfolios)
Jack R. Thompson (56)       Private investor and consultant since
Trustee                     April 2003. From May 1999 to April
(September 2003)            2003, President and Trustee of all
                            investment companies managed
                            and/or distributed by Berger Financial
                            Group LLC.
Interested Trustee(3)
Takashi Tsuchiya (46)       Managing Director of SPARX. Prior to       SPARX Overseas
Trustee                     joining SPARX, Senior Client Service       Ltd.; SPARX
(September 2004)            Manager at J.P. Morgan Investment          International Limited
                            Management, Inc. (Tokyo and New York).

1. The address of each Trustee is 360 Madison Avenue, New York, New York 10017. Each Trustee serves an indefinite term, until a successor is elected and qualified.

2. The Trust is not part of a fund complex or group, and, accordingly, the Trustees do not serve on the board of any other registered investment company in a complex or group with the Trust.

3. Mr. Tsuchiya is an Interested Trustee because of his position with SPARX and its affiliates.

The Trust's executive officers are Eugene L. Podsiadlo, Erik C. Kleinbeck and James W. Cox. Set forth below is the name and certain biographical information for Messrs. Podsiadlo, Kleinbeck and Cox, as reported by them to the Trust.

Name (Age)
Position with the Trust      Principal Occupation(s)
Address (Since)(1)           During Past 5 Years
---------------------------------------------------------------------------------
Eugene L. Podsiadlo (48)     Registered principal with SPARX Securities, USA, LLC
President                    since 2005. Associated with SPARX since August 2003.
(August 2003)                Consultant and/or Director, Wasatch Advisors, Inc.
                             since 2001. Managing Partner, Financial Foundry, LLC
                             since April 2002. From 2002 to 2005, registered
                             principal with UMB Distribution Services, LLC. From
                             1994 to 2001, Managing Director, Warburg Pincus/
                             Credit Suisse Asset Management and President,
                             Warburg Pincus Funds.

Name (Age)
Position with the Trust         Principal Occupation(s)
Address (Since)(1)              During Past 5 Years
---------------------------------------------------------------------------------
Erik C. Kleinbeck (34)          Managing Director and Treasurer of SPARX. Director,
Treasurer (August 2003) and     SPARX Overseas Ltd. From 2002 to 2003, Vice
Secretary (December 2004)       President, Client Portfolio Manager, Japan Equities for
                                Credit Suisse Asset Management LLC. From 2000 to
                                2002, Vice President, Business Development, Warburg
                                Pincus Asset Management (Japan), Inc.
James W. Cox (51)               Group General Counsel, SPARX group of companies.
Chief Compliance Officer        From 2003 to 2005, Managing Director of SPARX.
(October 2004)                  From 2001 to 2005, Counsel and Global Head of Legal
                                & Compliance, SPARX. From 1989 to 2005, Outside
                                Legal Counsel to SPARX Asset Management.

1. The address of each officer is SPARX, 360 Madison Avenue, New York, New York 10017. Each officer serves an indefinite term, until a successor is elected and qualified.

Committee Structure

    The Trust has standing Audit and Nominating Committees, each comprised of the Independent Trustees. The function of the Audit Committee is to (1) oversee the Trust's accounting and financial reporting processes and the audits of the Trust's financial statements, (2) assist in Board oversight of the quality and integrity of the Trust's financial statements and the Trust's compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Trust's independent registered public accounting firm and the Board. The function of the Nominating Committee is to select and nominate all candidates who would be Independent Trustees of the Trust for election to the Trust's Board of Trustees. The Nominating Committee does not normally consider nominees recommended by shareholders. The Trust also has a standing Valuation Committee, comprised of Mr. Tsuchiya and any one Independent Trustee. The primary function of the Valuation Committee is to assist in valuing the Trust's investments. The Audit Committee met once and the Valuation Committee met three times during the fiscal year ended October 31, 2004. The Nominating Committee did not meet during the fiscal year ended October 31, 2004.

Beneficial Ownership of Shares of the Fund

Set forth in the table below is the dollar range of Fund shares beneficially owned by each Trustee and nominee for Trustee.

                                                            Dollar Range of the
Trustee                                                     Shares of the Fund*
--------------------------------------------------------------------------------
Alice Kane                                                         None
Robert Straniere                                                   None
Jack R. Thompson                                            $10,001 - $50,000
Takashi Tsuchiya                                            $10,001 - $50,000

*  Valued as of the Record Date.

As of the Record Date, the Trust's Trustees and officers, as a group, owned less than 1% of the Fund's outstanding Investor shares and less than 1% of the Fund's outstanding Institutional shares.

Remuneration of Trustees and Executive Officers

    Each Independent Trustee is paid an annual fee of $10,000 and is reimbursed for travel and other out-of-pocket expenses. The Trust does not compensate officers or Trustees who are employees or affiliated persons of SPARX. The aggregate amount of compensation paid to each Trustee for the fiscal year ended October 31, 2004 was:

                                                         Aggregate Compensation
Trustee                                                     from the Trust*
--------------------------------------------------------------------------------
Jack R. Thompson                                                $10,000
Michael J. Shimoko**                                            $     0
Takashi Tsuchiya**                                              $     0

* Retirement benefits are not offered as part of the compensation for Trustees.
** Mr. Shimoko resigned from the Board of Trustees on September 14, 2004 and was replaced by Mr. Tsuchiya. Neither Mr. Shimoko nor Mr. Tsuchiya, as Interested Trustees, is entitled to compensation for serving as Trustee.


Share Ownership and Certain Beneficial Owners

    To the Fund's knowledge, no person owned beneficially 5% or more of the outstanding Investor or Institutional shares of the Fund as of the Record Date other than the investors listed on Appendix A to this Proxy Statement. SPARX beneficially owned 10,554 Investor shares and 95,068 Institutional shares of the Fund, or 5.02% and 12.66% of the outstanding Investor shares and Institutional shares, respectively, shares as of the Record Date. The Fund is currently the only series of the Trust, and the Fund's shares are the only outstanding shares of the Trust.

Required Vote

    A plurality of votes cast at a meeting at which a Quorum is present shall be sufficient to elect each Trustee.

 THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY
      RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS TRUSTEE.

           Selection of Independent Registered Public Accounting Firm

    The 1940 Act requires that the Trust's independent registered public accounting firm be selected by a majority of the Independent Trustees of the Trust. One of the purposes of the Audit Committee is to recommend to the Trust's Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a meeting held on September 25, 2003, the Trust's Audit Committee recommended and the Trust's Board, including a majority of the Independent Trustees, approved the selection of Ernst & Young LLP ("E&Y") as the Trust's independent registered public accounting firm for the fiscal year ended October 31, 2004. A representative of E&Y will not be present at the Special Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to questions.

    Audit Fees. Audit fees totaled $23,000 for the fiscal year ended October 31, 2004, including fees associated with the initial seed money audit, annual audit and filings of the Trust's Form N-1A and Form N-SAR.

    Audit-Related Fees. None.

    Tax Fees. Fees for tax services to the Fund, including review of the U.S. Federal income tax return, New York State and New York City income tax returns and the excise tax return, preparation of prior year tax returns before the Fund commenced operations, and tax advice totaled approximately $10,100 for the fiscal year ended October 31, 2004.

    All Other Fees. None.

    E&Y did not bill any fees for the fiscal year ended October 31, 2004 for non-audit assurance and related services to SPARX or any entity controlling, controlled by or under common control with SPARX that provides ongoing services to the Fund ("Service Affiliates") that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval of the Audit Committee.

    Services are specifically pre-approved by the Trust's Audit Committee prior to engagement, and may be approved by a delegated member of the Audit Committee. During the fiscal year ended October 31, 2004, all of the audit and non-audit services provided by E&Y were pre-approved by the Audit Committee as required.

    Independent Registered Public Accounting Firm Independence. There were no services rendered by E&Y to Service Affiliates during the fiscal year ended October 31, 2004

                                  Annual Report

    Copies of the Fund's Annual Report for the fiscal year ended October 31, 2004 are available upon request, without charge, by writing to the Fund at P.O. Box 1213 Milwaukee, Wisconsin 53201-1213 or by calling 1-800-632-1320.

                    Other Matters to Come Before the Meeting

    The Trustees do not intend to present any other business at the Special Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

    Shareholders who wish to communicate with Trustees should send communications to the Trust, 360 Madison Avenue, New York, New York 10017, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Trust and Trust counsel, which shareholder communications will be directed to the Trustee or Trustees indicated in the communication.

                         Expenses of Proxy Solicitation

    The Fund will bear the cost of soliciting proxies on behalf of the Board of Trustees. The Fund has engaged Management Investment Services to serve as proxy solicitor at an anticipated cost of $8,000. The total expenses of the Special Meeting, including the solicitation of proxies and the expenses incurred in connection with the preparation of the Proxy Statement are approximately $30,000. In addition to the use of mails, proxy solicitations may be made by telephone or in person by the Trust's officers and employees of SPARX. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

    Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote or when you vote via the Internet using the Control Number that appears on your proxy card), the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Special Meeting and voting in person.

                                 Voting Results

    The Fund will advise shareholders of the voting results of the matters voted upon at the Special Meeting in the next Semi-Annual Report to Shareholders.

                              Shareholder Proposals

    The Trust does not hold annual meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for the Fund's next shareholder meeting subsequent to this Special Meeting, if any, must submit such proposals a reasonable period of time before the Trust begins to print and mail the proxy materials for such meeting.

                                             By Order of the Board of Trustees

                                             Eugene L. Podsiadlo
                                             President

New York, New York
March 22, 2005

                                   Appendix A

    As of the Record Date, the following shareholders owned beneficially or of record 5% or more of a class of the Fund's outstanding shares:

                                                         Percentage of Total
Name and Address                                     Investor Shares Outstanding
---------------------------------------------------------------------------------
Charles Schwab & Co. Inc. -- Special Custody
  A/C FBO Customers
  101 Montgomery Street
  San Francisco, CA 94104                                      54.34%
National Investor Services
  FBO--097-50000-19
  55 Water Street, 32nd Floor
  New York, NY 10041                                           10.45%
Andrew B. Balson
  14 Winthrop Street
  West Newton, MA 02465                                         7.38%
SPARX Investment & Research USA Inc.
  360 Madison Avenue, 22nd Floor
  New York, NY 10017                                            5.02%

                                                        Percentage of Total
Name and Address                                 Institutional Shares Outstanding
---------------------------------------------------------------------------------
National Investor Services
  FBO--097-50000-19
  55 Water Street, 32nd Floor
  New York, NY 10041                                           25.54%
Charles Schwab & Co. Inc. -- Special Custody
  A/C FBO Customers
  101 Montgomery Street
  San Francisco, CA 94104                                      21.31%
SPARX Investment & Research, USA, Inc.
  360 Madison Avenue, 22nd Floor
  New York, NY 10017                                           12.66%
James E. Moltz, Trustee and Barbara V. Moltz,
  Trustee; c/o ISI Inc.
  535 Madison Avenue 30th Floor
  New York, NY 10022                                            7.00%
---------------------------------------------------------------------------------

    A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

                 -----------------------------------------------

                                SPARX JAPAN FUND

                 -----------------------------------------------

                          Shares of Beneficial Interest

Mark box at right if an address or comment has been noted on the reverse side of this card. /__/

CONTROL NUMBER:

Please be sure to sign and date this Proxy.           Date:  ___________________


-------------------------------------------------------------------------------
Shareholder sign here                                         Co-owner sign here

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1a. With respect to the proposal to elect Ms. Alice Kane as a Trustee:

    For /_/     Withhold Authority /_/

1b. With respect to the proposal to elect Mr. Robert Straniere as a Trustee:

    For /_/     Withhold Authority /_/

1c. With respect to the proposal to elect Mr. Jack R. Thompson as a Trustee:

    For /_/     Withhold Authority /_/

1d. With respect to the proposal to elect Mr. Takashi Tsuchiya as a Trustee:

    For /_/     Withhold Authority /_/

2. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

RECORD DATE SHARES:        ___________

                                SPARX JAPAN FUND

                Special Meeting of Shareholders - April 12, 2005
                 Proxy Solicited on Behalf of Board of Trustees

The undersigned holder of shares of SPARX Japan Fund (the "Fund"), a series of SPARX Funds Trust (the "Trust"), a Massachusetts business trust, hereby appoints Erik C. Kleinbeck and James W. Cox and, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at 360 Madison Avenue, 22nd Floor, New York, New York 10017, on Tuesday, April 12, 2005, at 9:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

            THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES
    AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND
                        PROXY STATEMENT IS ACKNOWLEDGED.

            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

  Please  sign exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

    HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

  ----------------------------             ----------------------------

  ----------------------------             ----------------------------

  ----------------------------             ----------------------------